SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              -------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 15, 2002

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                                  FUNDTECH LTD.
             (Exact name of registrant as specified in its charter)

             Israel                        0-29634             NOT APPLICABLE
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)

      12 Ha'hilazon Street
           Ramat Gan                                                52522
             Israel                                               (Zip code)
(Address of principal executive
            offices)



     Registrant's telephone number, including area code: 011-972-3-575-2750

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                                 FUNDTECH LTD.
                                    FORM 8-K
                                 CURRENT REPORT

                               TABLE OF CONTENTS


                                                                           Page
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Item 5.   Other Events.......................................................3

Item 7.   Exhibits...........................................................3

Signature....................................................................4



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Item 5. Other Events.

        Included as Exhibit 99.1 to this Form 8-K are the audited financial statements of Fundtech Ltd. ("Fundtech") as of December 31, 2001 and for the fiscal year ended December 31, 2001.


Item 7. Exhibits.

Exhibit No.      Description
-----------      -----------

99.1 Financial statements of Fundtech as of December 31, 2001 and for the fiscal year ended December 31, 2001




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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, Fundtech Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 15, 2002

                                         FUNDTECH LTD.


                                         By: /s/ Reuven Ben-Menachem
                                             -----------------------------------
                                             Reuven Ben-Menachem
                                             Chairman of the Board and Chief
                                             Executive Officer



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